UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2022

BIOXYTRAN, INC.

(Exact Name if Business Issuer as specified in its Charter)

Nevada	001-35027	26-2797630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75, Second Avenue,

Suite 605

Needham MA, 02494

(Address of principal executive offices, including zip code)

(617) 494-1199

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BIXT	OTCPK

Item 8.01 Other Events.

On November 11, 2022, Bioxytran, Inc. (“Bioxytran” or the “Company”) published a pre-print of an upcoming peer-reviewed article on medRxiv, under the title:

Galectin Approach to Lower Covid Transmission - Drug Development for Clinical Use

https://www.medrxiv.org/content/10.1101/2022.11.09.22282151v1 (the “Article”).

SARS-CoV-2 vaccines play an important role in reducing disease severity, hospitalization, and death, although they failed to prevent the transmission of SARS-CoV-2 variants. Therefore, an effective antiviral such as a Galectin-3 (“Gal-3”) antagonist might have the potential to prevent viral transmission. ProLectin-M (“PL-M”), a Gal-3 Antagonist, has been shown to have anti-SARS-CoV-2 activity in previous studies.

The present study aimed to further evaluate the antiviral effect of PL-M tablets in 34 subjects with COVID-19 disease, in addition to determining the antiviral mechanisms of PL-M by NMR studies. All subjects were RT-PCR negative for both genes in the PL-M treatment group from day 3 onwards, and no placebo subjects were negative by RT-PCR.

The research reflected in the Article indicates that PL-M is safe and effective for clinical use in reducing viral load and promoting rapid viral clearance in COVID-19 patients by inhibiting SARS-CoV-2 entry into cells through inhibition of Gal-3.

In connection of the publication of the Article, on November 16, 2022, the Company issued a press-release over Globe Newswire, under the title:

Bioxytran Releases Positive Top-line Results from Phase 2 Trial of Galectin Antagonist on COVID-19 Patients in MedRxiv Pre-print

A copy of the Press Release is filed as an Exhibit to this Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press-release - Bioxytran Releases Positive Top-line Results from Phase 2 Trial of Galectin Antagonist on COVID-19 Patients in MedRxiv Pre-print, dated November 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ David Platt
Name:	Dr. David Platt
Title:	President and Chief Executive Officer

Dated: November 16, 2022

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